UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.           )

Filed  by  the  Registrant  [  ]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[  ]     Preliminary  Proxy  Statement          [ ] CONFIDENTIAL, FOR USE OF
[  ]     Definitive  Proxy Statement                THE COMMISSION ONLY (AS
[  ]     Definitive  Additional  Materials          PERMITTED BY  RULE
[  ]     Soliciting  Material  Pursuant  to         14A-6(E)(2)
         Rule  14a-11(c)or  Rule  14a-12

                           MERIDIAN USA HOLDINGS, INC.
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                (Name of Registrant as specified in its charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[  ]    No  fee  required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

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     2)     Aggregate  number  of  securities  to  which  transaction  applies:

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     3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)     Proposed  maximum  aggregate  value  of  transaction:

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     5)     Total  fee  paid:

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[  ]  Fee  paid  previously  with  preliminary  materials:

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[  ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount  previously  paid:

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     2)     Form,  Schedule  or  Registration  Statement  No.:

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     3)     Filing  Party:

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     4)     Date  Filed:

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                                       1

                           MERIDIAN USA HOLDINGS, INC.
                              3350 N.W. 2ND AVENUE
                                   SUITE A-28
                              BOCA RATON, FL 33431

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2000

          The Annual Meeting of Shareholders (the "Annual Meeting") of Meridian USA Holdings, Inc. (the "Company") will be held at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida at 12:00 p.m., local time, on Thursday August 17, 2000, for the following purposes:

1. To elect six (6) directors, each for a term of one year and until their respective successors are duly elected and qualified;

2. To consider and act upon a proposal to amend the Company's 1999 Stock Incentive Plan to increase the total number of options available for Issuance thereunder to 1,000,000;

3. To consider and act upon a proposal to increase the number of authorized shares of Common Stock, par value $.001, from 20,000,000 to 40,000,000;

4. To consider and act upon a proposal to ratify the Board of Directors' selection of Feldman, Sherb, Horowitz & Co., P.C. as independent auditors for the Company for the fiscal year ending December 31, 2000; and

5. To transact such other business as properly may come before the Annual Meeting or any postponement or adjournment or adjournments thereof.

       The Board of Directors of the Company has fixed the close of business on July 6, 2000 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. It is expected that this Notice of Annual Meeting of Shareholders and the accompanying proxy materials will be mailed or delivered to shareholders commencing on or about July 21, 2000.

       Regardless of whether you expect to attend the Annual Meeting in person, you are requested to complete, date and sign the enclosed proxy form and return it at your earliest convenience to the Company in the enclosed envelope. No postage need be affixed if the envelope is mailed in the United States. If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

                               By  order  of  the  Board  of Directors

                                /s/ Alan Posner
                               ALAN  POSNER,  Secretary
July  21,  2000

        PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SIGN AND RETURN YOUR PROXY FORM PROMPTLY. YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                           MERIDIAN USA HOLDINGS, INC.
                              3350 N.W. 2ND AVENUE
                                   SUITE A-28
                              BOCA RATON, FL 33431

                                 PROXY STATEMENT

          The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Meridian USA Holdings, Inc., a Florida corporation (the "Company"), in connection with the annual meeting of the Company's shareholders to be held at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida at 12:00 p.m., local time, on Thursday, August 17, 2000, or any postponement or adjournment or adjournments thereof (the "Annual Meeting"). The Company's principal executive offices are located at 3350 N.W. 2nd Avenue, Suite A28, Boca Raton, Florida 33431. The Company's telephone number at that address is (561) 417-6800.


                               GENERAL INFORMATION

          The Company's common stock, par value $.001 per share (the "Common Stock"), is the only class of security that is entitled to vote at the Annual Meeting. The Board of Directors has fixed July 6, 2000 as the record date (the "Record Date") for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting. On July 6, 2000 there were 6,193,199 shares of Common Stock outstanding. It is expected that this Proxy Statement, the attached Notice of Annual Meeting of Shareholders, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 1999 (the "Annual Report") will first be mailed or delivered to shareholders commencing on or about July 21, 2000.

          Each share of Common Stock entitles the holder to one vote on each matter to come before the Annual Meeting. The Company's Certificate of Incorporation does not authorize cumulative voting. A quorum of the shareholders is required at the Annual Meeting for the shareholders to take action effectively with respect to the proposals described in this Proxy Statement or to transact effectively any other business at the Annual Meeting.
A quorum of the shareholders will be present at the Annual Meeting if the holders of at least a majority of the outstanding shares of the Common Stock are present either in person or by proxy. Therefore, shareholders are urged to complete and return the enclosed proxy card whether or not they are planning to attend the Annual Meeting.

          If voting by proxy with respect to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to each other proposal that comes before the shareholders at the Annual Meeting, shareholders may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting with respect to the proposal. Assuming a quorum is present: (i) the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act with respect to the election of directors; and (ii) the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act on all other proposals that come before the Annual Meeting. Abstentions and broker non-votes will be included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes. Abstentions and broker non-votes will not be counted, however, in the tabulations of votes cast on proposals presented to shareholders.

          A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, (a) the shares represented thereby will be voted FOR: (i) the election of the persons nominated herein as directors; (ii) the ratification of the proposed amendment to the 1999 Stock Option Plan to increase the aggregate number of shares issuable thereunder to 1,000,000 shares of Common Stock; (iii) the ratification of the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.001, from 20,000,000 to 40,000,000; and (iv) the ratification of the Board of Directors' selection of Feldman, Sherb, Horowitz & Co., P.C. as the Company's independent auditors for the fiscal year ending December 31, 2000; and (b) the proxy will authorize the shares represented thereby to be voted upon such other business as properly may come before the Annual Meeting, as determined, with respect to any such event, by the persons named in the accompanying form of proxy in accordance with their best judgment.

          Each member of the Board of Directors has indicated that he intends to vote FOR: (i) the election of the persons nominated herein as directors; (ii) the ratification of the proposed amendment to the 1999 Stock Incentive Plan to increase the aggregate number of shares issuable thereunder to 1,000,000 shares of Common Stock; (iii) the ratification of the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.001, from 20,000,000 to 40,000,000; and (iv) the ratification of the Board of Director's selection of Feldman, Sherb, Horowitz & Co., Inc. as the Company's independent auditors for the fiscal year ending December 31, 2000.

          If a quorum is not present at the time that the Annual Meeting is convened, or if for any other reason the Board of Directors believes that additional time should be allowed for the solicitation of proxies, the Company may postpone or adjourn the Annual Meeting with or without a vote of the shareholders. If the Company proposes to postpone or adjourn the Annual Meeting by a vote of the shareholders, the persons named in the accompanying form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such postponement or adjournment, as the case may be.

          Each proxy granted may be revoked by the person granting it at any time: (i) by giving written notice to such effect to the Secretary of the Company; (ii) by execution and delivery of a proxy bearing a later date or;
(iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

          The Company will bear the cost of the Annual Meeting and the cost of soliciting these proxies, including the cost of preparing, printing, handling and mailing the proxy materials. The Company will request brokerage houses, banking institutions and other custodians, nominees and fiduciaries to forward the proxy materials to beneficial owners of the shares of Common Stock and will reimburse them for their reasonable expenses incurred in connection therewith.

          In addition to solicitation by mail, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, facsimile, in person or otherwise. These persons will receive no extra compensation for such services.

          No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction with respect to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

          The following table provides information as of June 27, 2000 as to the ownership of Common Stock by: (i) each person known by the Company to be the beneficial owner of ten percent or more of the Common Stock; (ii) each director and nominee for election as a director of the Company; (iii) each of the Company's executive officers; and (iv) all directors, nominees for election as director and executive officers of the Company as a group:

                     Percent of                                  Shares of Common
                     Number of Shares of        Common Stock     Stock Obtainable
Name of              Common Stock                Beneficially    Under Stock Options        Exercise Price of
Shareholder          Beneficially Owned(1)         Owned         Currently Outstanding(2)     Stock Options
------------          ---------------------     -------------     ---------------------     ------------------

Alan Posner(4)                1,112,7915                19.4%                50,000                  $1.00
Mark Streisfeld(6)            1,112,7917                19.4%                50,000                  $1.00
Paul Galant(8)                   330,000                 5.8%                25,000                  $1.00
Joel Flig(9)                           -                   -                  5,000                  $1.00
Ronald Shapss(10)                220,972                 3.9%                50,000                  $1.00
David Ravich(11)                       -                   -                      -                      -
All Directors (including nominees)
and Executive Officers as a group
(six (6) persons)              2,776,554                48.5%               180,000

(1) Certain of the shares shown in this table are shares as to which the persons named in this table have the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").
(2) Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.
(3)     All  Stock  Options  expire  on  May  1,  2010.
(4) The address for Mr. Posner is c/o Meridian USA Holdings, Inc., 3350 N.W. 2nd Avenue, Suite A-28, Boca Raton, FL 33431.
(5) Excludes 577,500 shares of Common Stock which are issuable to Mr. Posner upon conversion of his 1,750 shares of Series I Preferred Stock.
(6) The address for Mr. Streisfeld is c/o Meridian USA Holdings, Inc., 3350 N.W. 2nd Avenue, Suite A-28, Boca Raton, FL 33431.
(7) Excludes 577,500 shares of Common Stock which are issuable to Mr. Streisfeld upon conversion of his 1,750 shares of Series I Preferred Stock.
(8)     The  address  for  Mr.  Galant  is 470 N.E. 25th Terrace, Boca Raton, FL
        33431.
(9)     The  address  for  Mr. Flig is 160 East 61st Street, New York, NY 10021.
(10)    The address for Mr. Shapss is 75 Montebello Road, Suffern, NY 10901-
        3746.
(11) The address for Mr. Ravich is 3827 Red Maple Circle, Delray Beach, Florida 33445.

             DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES


          The following table sets forth certain information regarding the Company's directors, executive officers and nominees for election to the Board of Directors.

NAME                    AGE     POSITION


Alan  Posner            54          Chief  Executive  Officer,  Chief
                                    Financial  Officer,  Secretary
                                    and  Director

Mark  Streisfeld        49          President,  Director

Steven  Kreuscher                   Vice  President,  Sales

Joel  Flig1,(2)         46          Nominee  for  Director

Paul  M.  Galant(1)     58          Director

David  Ravich           71          Director

Ronald  Shapss(2)       53          Director

____________________
(1)   Member  of  Audit  Committee
(2)   Member  of  Compensation  Committee

          Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Executive officers are appointed by, and serve at the discretion of, the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified.

          During the fiscal year ended December 31, 1999, there was one (1) meeting of the Board of Directors, which each director attended.

          Audit Committee. The Audit Committee was created in May 2000, with the responsibility of recommending to the Board of Directors the auditing firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to the completion of such audit. The Audit Committee also has responsibility for: (i) reviewing the scope and results of the audit with the independent auditors; (ii) reviewing the Company's financial condition and results of operations with management and the independent auditors; (iii) considering the adequacy of the Company's internal accounting and control procedures; and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence. The Committee currently consists of Messrs. Flig and Galant.

          Compensation Committee. The Compensation Committee was created in May 2000, with responsibility for reviewing and advising the Board with respect to executive compensation affecting corporate officers subject to Section 162(m) of the Internal Revenue Code and such other executives as the Company's management may deem appropriate. The Committee also has responsibility for administration of the 1999 Stock Incentive Plan and compensation intended as performance-based compensation under the Code. The Committee also has the responsibility to fix all salaries, grant all stock options and approve all employment agreements for executives who are, or are expected to become, subject to Section 162(m). The Committee currently consists of Messrs. Flig and Shapss.

          Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of this Proxy Statement is as follows:

ALAN POSNER was elected as CEO, Secretary and Chairman of the Board of Directors on February 24, 1999. Prior to that he was co-founder and has served as CEO/Secretary/Treasurer of The Old Fashioned Syrup Company, Inc., its subsidiaries and predecessors since 1994. From 1973 to 1985 Mr. Posner was employed in various professional and administrative capacities, including having served as the Senior Associate Administrator at Brookdale Hospital Medical
Center in Brooklyn, New York. From 1985 to 1993 he was a principal of Medical Care Administration, Inc. and Healthrac, Inc., multi-service medical providers, medical management and consulting firms. From 1991 to 1994, Mr. Posner was a member of the New York City Mayor's Advisory Committee for Emergency Medical Services. He is a member of the American College of Health Care Administrators, the American Public Health Association and the New York Association for Ambulatory Care. Mr. Posner received dual Bachelor of Science degrees (Biology and Nursing) in 1971 and a Masters of Science in Health Care Administration in 1973 from the State University of New York at Stony Brook.
From  1965  to  1968  he  served  in  the  U.S.  Naval  Hospital  Corps.

MARK STREISFELD was elected as President and Director on February 24,1999. He was co-founder and has been president of The Old Fashioned Syrup Company, Inc., its subsidiaries and predecessors since 1994. From 1976 to 1989, Mr. Streisfeld operated a retail electronics business in Monticello, New York, which he founded. From 1989 to the present, Mr. Streisfeld has operated a multi-faceted jewelry enterprise in Monticello, founded by him and his family. From 1973 to 1976 he was an elected trustee of the Village of Monticello. Since 1985 Mr. Streisfeld has been a Rated Jeweler by the Jewelers Board of Trade and a member of the Advertising Specialties Institute. He is currently a member of the Sullivan County (NY) Chamber of Commerce, the Sullivan County Action Committee and the Board of Directors of the New Hope Community for Retarded Adults (Sullivan County, NY).

JOEL FLIG, a director of Meridian since August 1999, is the founder (1989) and CEO of Financial Solutions Group, Ltd., a New York based company engaged nationwide in placement of senior debt. Since 1998 he has been a director of Sparta Surgical Supply Co. Prior to his current business entity, Mr. Flig was a member of the Board of Directors and Executive Vice President of Aspen Financial, Inc. (a bank holding company) and from 1981 to September 1988 he was First Vice President of Union Chelsea National Bank
(NY). From 1977 through May 1981 he served in a variety of executive capacities at Republic National Bank (NY) and began his banking career in the Management Development program at Chase Manhattan Bank (NY) in 1974. Mr. Flig received a B.B.A. degree in 1977 from the Bernard Baruch College of the City of New York, and his MBA-Finance from St. John's University (NY).

PAUL M. GALANT was appointed by the new Board of Directors as Special Counsel in February 1999, served as an officer and director of Meridian from August 1994 to February 24, 1999 and was elected to Meridian's Board of Directors in August 1999. Between 1975 and 1997, Mr. Galant was a registered NASD General Securities Principal. He has been a business development consultant since 1970. He has served as an officer and director of various development stage companies, including Deerfield Financial Services, Inc. and www.eBIZnet.com, Inc., and is the founder and currently serves as an officer and director of NetWeb
Online.Com, Inc. He was a practicing attorney in the State of New York from 1966 to 2000. Between 1975 and 1986, Mr. Galant was a founding partner and general principal of a Long Island (NY) based full service brokerage firm. Subsequently, he was cofounder, and officer and/or a registered principal of several NASD member securities/brokerage firms in the New York metropolitan area. Since 1981 he has served as President of PR Sources, Inc., a private entity engaged in corporate development services. From 1966 through 1968 he served in the U.S. Army. Mr. Galant is a 1965 graduate of Brooklyn Law
School (J.D.), and received a Bachelor of Business Administration degree from Adelphi University in 1962.

STEVEN  KREUSCHER  joined  the Company in March 2000 as Senior Vice President of
Sales. Prior to joining the Company, Mr. Kreuscher served in increasingly responsible positions at Yoo-hoo Chocolate Beverage Company/Austin Nichols & Co., Soft Drinks from 1986 until 1999. While representing Yoo-hoo, Mr.
Kreuscher was promoted from District Sales Manager NY/NJ to Divisional Sales Manager Northeast to National Accounts Manager. Mr. Kreuscher received his MBA in 1997 at Dowling College (NY). In 1986, he received a Bachelor of Science degree in marketing from St. John's University (NY).

DAVID RAVICH is a nominee for a vacant seat on the Board of Directors. He has been a practicing attorney in New Jersey since 1954. From 1966 until his recent retirement, he was the senior and founding partner of Ravich, Koster, Tobin, Oleckman, Reitman & Greenstein, P.A., located in Rahway, New Jersey. Mr. Ravich received his undergraduate degree from the University of Pennsylvania and his law degree from the Rutgers University School of Law.

RONALD SHAPSS, a director of Meridian since August 1999, is the founder of Ronald Shapss Corporate Services, Inc. (RSCS) a company engaged in consolidating fragmented industries since 1992. RSCS was instrumental in facilitating the roll-up of several companies into such entities as U.S. Delivery, Inc. and Consolidated Delivery & Logistics, Inc. Mr. Shapss was also the founder of Coach USA, Inc. and, from 1997 to 1999, served on the advisory boards of Consolidated Partners Founding Fund, LLC and 1+ USA, Inc., which founded Advanced Communications Group, Inc. (now Worldpages.com), an Internet directory whose shares trade on the New York Stock Exchange. From 1997 until 1999, he was a consultant and a member of the Board of Directors of Frontline Communications Corporation (NASDAQ: FCC). Mr. Shapss is a member of the New York Bar, having graduated from Brooklyn Law School.

          There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.


INTEREST  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS
----------------------------------------------------------------

          The Company has no matters required to be disclosed under this section.

          Compensation Committee. The Compensation Committee was created in May 2000, with responsibility for reviewing and advising the Board with respect to executive compensation affecting corporate officers subject to Section 162(m) of the Internal Revenue Code and such other executives as the Company's management may deem appropriate. The Committee also has responsibility for administration of the 1999 Stock Incentive Plan and compensation intended as performance-based compensation under the Code. The Committee also has the responsibility to fix all salaries, grant all stock options and approve all employment agreements for executives who are, or are expected to become, subject to Section 162(m). The Committee currently consists of Messrs. Flig and Shapss.

          Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of this Proxy Statement is as follows:

ALAN POSNER was elected as CEO, Secretary and Chairman of the Board of Directors on February 24, 1999. Prior to that he was co-founder and has served as CEO/Secretary/Treasurer of The Old Fashioned Syrup Company, Inc., its subsidiaries and predecessors since 1994. From 1973 to 1985 Mr. Posner was employed in various professional and administrative capacities, including having served as the Senior Associate Administrator at Brookdale Hospital Medical
Center in Brooklyn, New York. From 1985 to 1993 he was a principal of Medical Care Administration, Inc. and Healthrac, Inc., multi-service medical providers, medical management and consulting firms. From 1991 to 1994, Mr. Posner was a member of the New York City Mayor's Advisory Committee for Emergency Medical Services. He is a member of the American College of Health Care Administrators, the American Public Health Association and the New York Association for Ambulatory Care. Mr. Posner received dual Bachelor of Science degrees (Biology and Nursing) in 1971 and a Masters of Science in Health Care Administration in 1973 from the State University of New York at Stony Brook.
From  1965  to  1968  he  served  in  the  U.S.  Naval  Hospital  Corps.

MARK STREISFELD was elected as President and Director on February 24,1999. He was co-founder and has been president of The Old Fashioned Syrup Company, Inc., its subsidiaries and predecessors since 1994. From 1976 to 1989, Mr. Streisfeld operated a retail electronics business in Monticello, New York, which he founded. From 1989 to the present, Mr. Streisfeld has operated a multi-faceted jewelry enterprise in Monticello, founded by him and his family. From 1973 to 1976 he was an elected trustee of the Village of Monticello. Since 1985 Mr. Streisfeld has been a Rated Jeweler by the Jewelers Board of Trade and a member of the Advertising Specialties Institute. He is currently a member of the Sullivan County (NY) Chamber of Commerce, the Sullivan County Action Committee and the Board of Directors of the New Hope Community for Retarded Adults (Sullivan County, NY).

JOEL FLIG, a director of Meridian since August 1999, is the founder (1989) and CEO of Financial Solutions Group, Ltd., a New York based company engaged nationwide in placement of senior debt. Since 1998 he has been a director of Sparta Surgical Supply Co. Prior to his current business entity, Mr. Flig was a member of the Board of Directors and Executive Vice President of Aspen Financial, Inc. (a bank holding company) and from 1981 to September 1988 he was First Vice President of Union Chelsea National Bank
(NY). From 1977 through May 1981 he served in a variety of executive capacities at Republic National Bank (NY) and began his banking career in the Management Development program at Chase Manhattan Bank (NY) in 1974. Mr. Flig received a B.B.A. degree in 1977 from the Bernard Baruch College of the City of New York, and his MBA-Finance from St. John's University (NY).

PAUL M. GALANT was appointed by the new Board of Directors as Special Counsel in February 1999, served as an officer and director of Meridian from August 1994 to February 24, 1999 and was elected to Meridian's Board of Directors in August 1999. Between 1975 and 1997, Mr. Galant was a registered NASD General Securities Principal. He has been a business development consultant since 1970. He has served as an officer and director of various development stage companies, including Deerfield Financial Services, Inc. and www.eBIZnet.com, Inc., and is the founder and currently serves as an officer and director of NetWeb
Online.Com, Inc. He was a practicing attorney in the State of New York from 1966 to 2000. Between 1975 and 1986, Mr. Galant was a founding partner and general principal of a Long Island (NY) based full service brokerage firm. Subsequently, he was cofounder, and officer and/or a registered principal of several NASD member securities/brokerage firms in the New York metropolitan area. Since 1981 he has served as President of PR Sources, Inc., a private entity engaged in corporate development services. From 1966 through 1968 he served in the U.S. Army. Mr. Galant is a 1965 graduate of Brooklyn Law
School (J.D.), and received a Bachelor of Business Administration degree from Adelphi University in 1962.

STEVEN  KREUSCHER  joined  the Company in March 2000 as Senior Vice President of
Sales. Prior to joining the Company, Mr. Kreuscher served in increasingly responsible positions at Yoo-hoo Chocolate Beverage Company/Austin Nichols & Co., Soft Drinks from 1986 until 1999. While representing Yoo-hoo, Mr.
Kreuscher was promoted from District Sales Manager NY/NJ to Divisional Sales Manager Northeast to National Accounts Manager. Mr. Kreuscher received his MBA in 1997 at Dowling College (NY). In 1986, he received a Bachelor of Science degree in marketing from St. John's University (NY).

DAVID RAVICH is a nominee for a vacant seat on the Board of Directors. He has been a practicing attorney in New Jersey since 1954. From 1966 until his recent retirement, he was the senior and founding partner of Ravich, Koster, Tobin, Oleckman, Reitman & Greenstein, P.A., located in Rahway, New Jersey. Mr. Ravich received his undergraduate degree from the University of Pennsylvania and his law degree from the Rutgers University School of Law.

RONALD SHAPSS, a director of Meridian since August 1999, is the founder of Ronald Shapss Corporate Services, Inc. (RSCS) a company engaged in consolidating fragmented industries since 1992. RSCS was instrumental in facilitating the roll-up of several companies into such entities as U.S. Delivery, Inc. and Consolidated Delivery & Logistics, Inc. Mr. Shapss was also the founder of Coach USA, Inc. and, from 1997 to 1999, served on the advisory boards of Consolidated Partners Founding Fund, LLC and 1+ USA, Inc., which founded Advanced Communications Group, Inc. (now Worldpages.com), an Internet directory whose shares trade on the New York Stock Exchange. From 1997 until 1999, he was a consultant and a member of the Board of Directors of Frontline Communications Corporation (NASDAQ: FCC). Mr. Shapss is a member of the New York Bar, having graduated from Brooklyn Law School.

          There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.


INTEREST  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS
----------------------------------------------------------------

          The Company has no matters required to be disclosed under this section.

                          COMPENSATION OF DIRECTORS AND
                                    OFFICERS

DIRECTOR  COMPENSATION

          Directors of the Company received a fee of $1,500 for each Board of Directors meeting attended in 1999. In addition, Directors were reimbursed for any of their travel expenses to and from such meetings.

EXECUTIVE  COMPENSATION

          The following table sets forth, for the Company's last fiscal year, the annual and long-term compensation of those persons who were, at December 31, 1999, the two Executive Officers of the Company. The Company paid no compensation to Executive Officers prior to January 1, 1999.


                                                  SUMMARY COMPENSATION TABLE

                                                           Long  Term
                           Annual  Compensation           Compensation
                           --------------------           ------------

                                                                   All Other
Name and                   Fiscal    Salary    Bonus    Options    Compensa-
Principal Position         Year      ($)       ($)      (#)        tion
------------------         -------   -------   ------   -------    ----------

Mark Streisfeld            1999      $125,000   --       --          $1,500
President
Alan Posner                1999      $125,000   --       --          $1,500
CEO and Chairman

All Directors and
Executive Officers
as  Group (5 Persons)      1999      $250,000    --      --          $7,500


                    MANAGEMENT'S DISCUSSIONS AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                  ---------------------------------------------

          Incorporated by reference to Item 6(d)(1),(2) of Company's Form 10-KSB filed April 12, 2000 and Item 2 of Company's Form 10-QSB filed May 15, 2000.

                         FINANCIAL AND OTHER INFORMATION
                         -------------------------------

          Incorporated by reference to Part F/S of Company's Form 10-KSB filed April 12, 2000 and Part I, Item 1 of Company's Form 10-QSB filed May 15, 2000.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                              ELECTION OF DIRECTORS
                         (PROPOSAL 1 ON THE PROXY FORM)
Nominees
--------

          The Amended and Restated By-Laws provide that the Board of Directors is to consist of not less than five (5) and not more than nine (9) members, with the actual number to be set from time to time by a majority of the Board of Directors. The Board of Directors has fixed the number of directors at seven
(7).

          At the Annual Meeting, six (6) persons will be elected to the Board of Directors to serve until the next annual meeting and until their respective successors are duly elected and qualified. The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the six (6) persons named below, each of whom has been nominated by the Board of Directors for election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees. Information concerning each of the nominees is set forth in this Proxy Statement under the heading "Directors and Executive Officers." Each of the nominees has indicated that he is able and willing to serve as a director. In the event that any of such persons is unable or unwilling to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power both to vote for a substitute and to vote or withhold their vote for any additional nominees named by shareholders. There are no circumstances presently known to the Board of Directors which would render any of the following persons unavailable or unwilling to continue to serve as a director, if elected. The election of directors requires the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote.

                       Nominees to the Board of Directors

                                    Joel Flig
                                 Paul M. Galant
                                   Alan Posner
                                  David Ravich
                                  Ronald  Shapss
                                 Mark Streisfeld

          The affirmative vote of the majority of the Common Stock present in person or by proxy of the Annual Meeting is required to elect each of the Directors. In determining whether a nominee for director has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES.

                     AMENDMENT TO 1999 STOCK INCENTIVE PLAN
                     --------------------------------------
                         (PROPOSAL 2 ON THE PROXY FORM)

          The 1999 Stock Incentive Plan, as approved by the shareholders of the Company at the 1999 Annual Meeting of Stockholders, provides for a maximum grant of 100,000 options under the Plan. The Board has determined, subject to ratification by the shareholders of the Company at the Annual Meeting, that the number of options available to be granted under the Plan should be increased to a maximum of 1,000,000 and the maximum number of incentive options granted to any one individual under the plan in any five consecutive year period should be increased to 100,000. The Board believes that the amendment is necessary to enable the Company to compensate its current and future employees with non-cash compensation, that would provide an incentive to continue or accept work for the financial success of the Company and encourage them to remain employed or accept new employment with the Company. The relevant section of the 1999 Plan, as it would be amended by the proposed amendment, is attached hereto as Appendix A.

          The affirmative vote of the majority of the Common Stock present in person or by proxy at the Annual Meeting is required to satisfy the proposed amendment. A copy of the proposed Amended Stock Incentive Plan is annexed to this Proxy Statement. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted.

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A  VOTE  FOR  PROPOSAL  2.

                        SELECTION OF INDEPENDENT AUDITORS
                         (PROPOSAL 3 ON THE PROXY FORM)

          The Board of Directors, upon the recommendation of the Audit Committee, has selected, subject to ratification by the shareholders of the Company at the Annual Meeting, the firm of Feldman, Sherb, Horowitz & Co, P.C. as the independent auditors for the Company to audit the Company's financial statements for its fiscal year ending December 31, 2000. Feldman, Sherb, Horowitz & Co., P.C. has served as the independent auditors for the Company since 1999. Feldman, Sherb, Horowitz & Co., P.C. does not have any direct financial interest or any material indirect financial interest in the Company. Assuming a quorum is present, the affirmative vote by the holders of a majority of shares represented at the Annual Meeting will be required to ratify the selection of Feldman, Sherb, Horowitz & Co., P.C. as the Company's independent auditors for the fiscal year ending December 31, 2000. A representative of Feldman, Sherb, Horowitz & Co., P.C. is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

          During the two most recent fiscal years, the Company has not consulted with Feldman, Sherb, Horowitz & Co., P.C. regarding the subject matter of a disagreement regarding a reportable event or the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the period from January 1, 1998 through December 31, 1999.

          The affirmative vote of the majority of the Common Stock present in person or by proxy at the Annual Meeting is required to satisfy the proposed amendment. A copy of the proposed Amended Stock Option Plan is annexed to this Proxy Statement. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted.


THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A  VOTE  FOR  PROPOSAL  3.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                     --------------------------------------
                         (PROPOSAL 4 ON THE PROXY FORM)

          The Company's Articles of Incorporation currently provide that the Company's authorized capital consists of 21,000,000 shares, of which 20,000,000 are designated as Common Stock, $.001 par value, and 1,000,000 are designated as Preferred Stock. The Board has designated 3,500 shares of Preferred as Series I Preferred Stock, par value $1.00, and 8,500 shares of Preferred as Series II Convertible Preferred Stock, par value $.01. The remaining Preferred Stock has not been designated, but has a par value of $1.00 per share.

          The Board has determined, subject to ratification by the shareholders of the Company at the Annual Meeting, that the authorized capital of the Company should be increased to 41,000,000 shares, of which 40,000,000 will be designated as Common Stock, $.001 par value. The proposed increase will not affect the number or designation of the Preferred Stock.

          The purpose of the proposed Amendment is to allow the Board to have a sufficient number of shares of authorized and unissued Common Stock, which can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of a special stockholders' meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: the issuance of shares in connection with acquisitions, the issuance of shares in connection with stock splits or stock dividends, the issuance of shares upon exercise of stock options or warrants and the issuance of shares in connection with equity financings.

          The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Articles of Incorporation and applicable laws and regulations.

          To the extent that the additional shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

          The affirmative vote of the majority of the Common Stock present in person or by proxy at the Annual Meeting is required to satisfy the proposed amendment. A copy of the proposed Amended Stock Option Plan is annexed to this Proxy Statement. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted.

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A  VOTE  FOR  PROPOSAL  4.

               SHAREHOLDERS' PROPOSALS FOR THE 2001 ANNUAL MEETING

          A shareholder who desires to include a proposal in the proxy material relating to the 2001 annual meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before March 22, 2001, for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposal also must meet the other requirements of the Securities and Exchange Commission (the "SEC") relating to shareholder proposals required to be included in the Company's proxy statement.


                                  OTHER MATTERS

          The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

                           INCORPORATION BY REFERENCE
                           --------------------------

          The responses to Item 13 (Financial and Other Information) are incorporated by reference to the Item 6(d)(1) and 6(d)(2) and Part F/S of the Company's Form 10KSB filed April 12, 2000 and Part I, Item 1 and Item 2 of the
Company's  Form  10-QSB  filed  May  15,  2000.


          The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1999 as filed with the SEC, including the financial statements, notes to the financial statements and the financial schedules contained therein (the "1999 Form 10-K"). Copies of any exhibits to the 1999 Form 10-K also will be furnished to any such shareholder upon the payment of a reasonable duplicating charge. Requests for copies of any such materials should be directed to Meridian USA Holdings, Inc., (attention Secretary), 3950 N.W. 2nd Avenue, Suite A-28, Boca Raton, FL 33431.

                                        By  Order  of  the  Board  of Directors


                                       /s/ Alan Posner
                                       ----------------
                                       Alan  Posner
                                       Secretary


July  21,  2000

                                 [FORM OF PROXY]

                           MERIDIAN USA HOLDINGS, INC.
                              3350 N.W. 2ND AVENUE
                                   SUITE A-28
                              BOCA RATON, FL 33431

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF MERIDIAN USA HOLDINGS, INC.

          The undersigned hereby appoints Alan Posner and Mark Streisfeld, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Meridian USA Holdings, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida at 12:00 p.m., local time on Thursday, August 17, 2000, or at any postponement, adjournment or adjournments thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present.

          This proxy form, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY FORM WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AND WILL GRANT THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.


COMPANY  PROPOSAL  NUMBER 1:    TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF
                                DIRECTORS, EACH FOR A TERM OF ONE YEAR AND
                                UNTIL THEIR RESPECTIVE SUCCESSORS ARE
                                DULY  ELECTED  AND  QUALIFIED:

                                JOEL  FLIG,  PAUL  M.  GALANT, ALAN POSNER,
                                DAVID RAVICH, RONALD SHAPSS AND MARK
                                STREISFELD.

[  ] FOR  all  nominees  [  ] AGAINST all nominees [  ] FOR  all nominees except the following
                                                        nominee(s)
                                                        ____________________


COMPANY  PROPOSAL NUMBER 2:     TO AMEND THE COMPANY'S 1999 STOCK INCENTIVE
                                PLAN TO INCREASE AUTHORIZED OPTIONS GRANTED
                                THEREUNDER  TO  1,000,000:

[  ] FOR                 [  ] AGAINST              [  ] ABSTAIN

COMPANY  PROPOSAL  NUMBER  3:   TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF
                                FELDMAN,  SHERB,  HOROWITZ & CO., P.C. AS THE
                                COMPANY'S INDEPENDENT AUDITORS FOR
                                THE FISCAL YEAR ENDING DECEMBER 31, 2000:

[  ] FOR                 [  ] AGAINST              [  ] ABSTAIN

COMPANY  PROPOSAL  NUMBER  4:   TO  AMEND  THE  COMPANY'S  ARTICLES  OF
                                INCORPORATION  TO  INCREASE  AUTHORIZED
                                COMMON  STOCK  TO  40,000,000  SHARES:

[  ] FOR                 [  ] AGAINST              [  ] ABSTAIN

          IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

          The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 21, 2000, and the Annual Report to Shareholders for the fiscal year ended December 31, 1999, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

                                   Date:  ______________________,  2000


                                   ________________________________
                                   Print  Name  of  Shareholder  or
                                   Authorized  Representative

                                    ________________________________
                                    Signature  of  Shareholder  or
                                    Authorized  Representative


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized signatory.

PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THE  PROXY  PROMPTLY USING THE ENCLOSED
ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY, PLEASE SIGN AND RETURN ALL PROXIES IN THE ACCOMPANYING ENVELOPE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NUMBER 1 AND FOR PROPOSALS 2, 3 AND 4.

                                   APPENDIX A
                                   ----------

                           MERIDIAN USA HOLDINGS, INC.
                            AMENDED PROVISIONS TO THE
                            1999 STOCK INCENTIVE PLAN

     Set forth below are the proposed modifications to the Meridian USA Holdings, Inc. 1999 Stock Incentive Plan incorporating the amendment contained in proposal 2:

"4.      AWARDS.

     (a) Types. Awards under the Plan shall be made with reference to shares of Meridian common stock and may include, but need not be limited to, stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Board determines to be consistent with the objectives and limitations of the Plan. The Board may provide for the issuance of shares of Meridian common stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered. In the event of an award under which shares of Meridian common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall (i) be equal or greater than to the amount (such as the par value of such shares) required to be received by Meridian in order to assure compliance with applicable state law and
(ii) to the extent necessary to comply with Rule 16b-3 of the Exchange Act, be equal to or greater than 50% of the fair market value of such shares on the date of grant of such award. The Board may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan.

     (b) Performance Goals. The Board may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of Meridian and/or its Affiliates as it may select.

     (c) Rules and Policies. The Board may adopt from time to time written rules and policies implementing the Plan. Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards. Rules relating to stock options and free-standing and tandem stock appreciation rights (as distinguished from all other awards, including, without limitation, warrants), attached hereto as Exhibit A, have been approved by the Board subject to the approval of the Meridian stockholders. The rules set forth in Exhibit A may be amended by the Board in accordance with the provisions and subject to the limitations set forth in Section 10 of the Plan. The Board shall determine, in its sole discretion, the extent to which rules and policies that it may adopt in the future shall be subject to the approval of the Meridian stockholders and/or limitations on the Board's authority to amend such rules or policies.

     (d) Maximum Awards. An Eligible Participant may be granted multiple awards under the Plan. The maximum number of shares of Meridian common stock subject to awards of stock options, warrants and stock appreciation rights under the Plan, both individually and in the aggregate with respect to each such type of award, that may be granted during any period of five consecutive calendar years to any one individual shall be limited to 100,000. To the extent required by Section 162(m) of the Code, awards subject to the foregoing limit that are canceled or repriced shall not again be available for award under this limit. With respect to awards of stock, restricted stock, phantom stock, performance shares or other forms of award conveying a similar economic benefit (but excluding options, warrants and stock appreciation rights), the maximum number of shares of Meridian common stock that may be awarded during any period of five consecutive years to any one individual shall be 100,000 and the maximum number of shares of that may be awarded to all participants under the Plan shall be 1,000,000, in each such case on an individual and aggregate basis with respect to each of such types of award.

5.     SHARES  OF  STOCK  SUBJECT  TO  THE  PLAN.

     The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of 1,000,000 shares of Meridian Common Stock, par value $.001. Any shares subject to an award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan."